                                                                    Exhibit 32.2

                  Certification of Chief Financial Officer (1)

Pursuant  to  18  U.S.C.  Section  1350,  as  created  by  Section  906  of  the
Sarbanes-Oxley  Act of  2002,  the  following  certification  is  being  made to accompany the  Registrant's  Quarterly  Report on Form 10-Q for the period ended
November 1, 2003:

In connection with the Quarterly  Report of Del Global  Technologies  Corp. (the
"Company") on Form 10-Q for the period ended  November 1, 2003 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"),  I, Thomas
V.  Gilboy,  Chief  Financial  Officer of the Company,  certify,  pursuant to 18
U.S.C. ss. 1350,  adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002 that to my knowledge:

      (1)   The Report fully complies with the  requirements of Section 13(a) or
            Section  15(d),  as applicable,  of the  Securities  Exchange Act of
            1934, as amended; and

      (2)   The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Thomas V. Gilboy
                                           -------------------------
                                           Name: Thomas V. Gilboy
                                           Chief Financial Officer
                                           Date: December 12, 2003

      (1)   A signed original of this written statement  required by Section 906 has  been  provided  to Del  Global  Technologies  Corp  and will be retained  by Del Global  Technologies  Corp.  and  furnished  to the
            Securities and Exchange Commission or its staff upon request.

            The foregoing certification is being furnished solely pursuant to 18
            U.S.C.  Section 1350 and is not being filed as part of the Report or as a separate disclosure document.